Exhibit 10(l)


                            Amendment
                               to
               Exhibit 3, Stock Option Agreement,
               to the Employment Agreement between
                 SafeCard Services, Incorporated
                      and Francis J. Marino


     WHEREAS, on January 24, 1994, the 1994 Plan Committee awarded, and the Board of Directors approved, the award under the 1994 Long Term Stock-Based Incentive Plan (the "Plan") of Options (as defined under the Plan) to purchase 300,000 shares to Francis J. Marino (the "Marino Award"), such Options to be non-qualified for federal tax purposes;

     WHEREAS, on September 9, 1994, the Compensation Committee adopted and the Board of Directors approved an amendment to the Marino Award so that 21,122 shares of the 300,000 shares subject to the Marino Award shall be an Incentive Stock Option, the remaining Options subject to the Marino Award to be non-qualified for tax purposes and all other terms and conditions of the Marino Award to remain in full force and effect; and

     NOW THEREFORE, to effectuate the intent of the foregoing,
Exhibit 3, Stock Option Agreement, to the Employment Agreement between the Company and Francis J. Marino hereby is amended and restated as follows:


                                              Exhibit 3

                STOCK OPTION AGREEMENT
                 FOR FRANCIS J. MARINO


     THIS AGREEMENT, made as of the 24th day of January, 1994 (the "Grant Date"), between SafeCard Services,
Incorporated, a Delaware corporation (the "Company"), and
Francis J. Marino (the "Optionee").

     WHEREAS, the Company has adopted the 1994 Long Term
Stock-Based Incentive Plan (the "Plan") in order to provide additional incentive to selected officers, employees and directors of the Company; and

     WHEREAS, the committee responsible for
administration of the Plan has determined to grant options to the Optionee as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:



          1.   Grant of Option.
               ----------------

               1.1  The Company hereby grants to the
Optionee the right and option (the "Nonqualified Option") to purchase all or any part of an aggregate of 158,878 whole shares of common stock of the Company, par value
$.01 ("Shares"), subject to, and in accordance with, the terms and conditions set forth in this Agreement. The
Nonqualified Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code").

               1.2  The Company hereby further grants to
the Optionee the right and option (the "ISO") to purchase all or any part of an aggregate of 21,122 Shares, subject to, and in accordance with, the terms and conditions set forth in this Agreement. The ISO is intended to qualify as an incentive stock option within the meaning of
Section 422 of the Code and shall be so construed;
provided however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that the Option is or will be determined to be an incentive stock option within the meaning of Section 422 of the Code.

               1.3  The ISO and the Nonqualified Option
collectively shall be referred to herein as the "Options."

          2.   Purchase Price.
               ---------------

          The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Options shall be $18.94 per Share.

          3.   Duration of Options.
               --------------------

          The Options shall be exercisable to the extent and in the manner provided herein for a period of ten
(10) years from the Grant Date (the "Exercise Term");
provided, however, that the Options may be earlier terminated as provided in Section 6 thereof.

          4.     Exercisability of Options.
                 --------------------------

          Unless otherwise provided in this Agreement, the Options shall entitle the Optionee to purchase, in whole at any time or in part from time to time, 25% of the total number of Shares covered by the Options after the expiration of one (1) year from the Grant Date and an additional 25% of the total number of Shares covered by the Options after the expiration of each of the second, third and fourth anniversaries of the Grant Date, and each such right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Exercise
Term. Any fractional number of shares resulting from the application of the percentages set forth in this Section
4 shall be rounded to the next higher whole number of Shares.


          5.   Manner of Exercise and Payment.
               -------------------------------

               5.1  Subject to the terms and conditions
of this Agreement, the Options may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Options and the number of Shares in respect of which the Options is being exercised and shall be signed by the person or persons exercising the Options. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Options.

               5.2  The notice of exercise described in
Section 5.1 shall be accompanied by payment of the full purchase price for the Shares in respect of which the Options is being exercised, in cash or by certified check.

               5.3  Upon receipt of the notice of
exercise and any payment or other documentation as may be necessary pursuant to Section 5.2 relating to the Shares in respect of which the Options is being exercised, the Company shall take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

               5.4  The Optionee shall not be deemed to
be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Options until (i) the Options shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Options was exercised,
(ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

          6.   Termination of Employment.
               --------------------------

               6.1  Voluntary Resignation for Good Reason
or Termination other than for Cause, Death or Disability.
In the event the Company terminates the Optionee's employment other than for Cause (as defined in the Employment Agreement between the Company and the Optionee dated as of the date hereof (the "Employment
Agreement")), death or Disability (as defined in the Employment Agreement), or if the Optionee terminates his employment for Good Reason (as defined in the Employment
Agreement) the Options, to the extent not yet vested shall fully vest, and the Optionee may at any time within thirty (30) days after such termination, exercise the Option.

               6.2  Death or Disability. In the event of
the Disability of the Optionee or in the event the employment of the Optionee is terminated as a result of his death, the Optionee may at any time within one (1) year after such Disability or termination of employment, exercise the Options to the extent, but only to the extent, that the Options or portion thereof was exercisable on the date of such Disability or termination of employment. In the event of the Optionee's death, the Options shall be exercisable, to the extent provided in the Plan and this Agreement by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees, and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

               6.3  Expiration of Employment Term.  In
the event the Optionee's Employment Term (as defined in Section 1.01 of the Employment Agreement) is not extended, the Options to the extent not yet vested shall vest and the Optionee may at any time up to thirty (30) days after the expiration of the Employment Term, exercise the Options.

               6.4  Other Termination of Employment. If
the employment of the Optionee is terminated for any reason other than the reasons set forth in Sections 6.1,
6.2 and 6.3, the Options shall terminate on the date of the Optionee's termination of employment whether or not exercisable.



          7.   Effect of Change in Control.
               ----------------------------

          Notwithstanding anything to the contrary contained in this Agreement, in the event of a Change in Control (as defined in the Employment Agreement), the Options, to the extent not yet vested, shall fully vest and shall become immediately and fully exercisable.

          8.   Nontransferability.
               -------------------

          The Options shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the Optionee, the Options shall be exercisable only by the Optionee.

          9.   No Right to Continued Employment.
               ---------------------------------

          Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company.

          10.  Adjustments.
               ------------

          In the event of a Change in Capitalization, the committee administering the Plan may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Options and the purchase price for such Shares or other stock or securities. The committee's adjustment shall be made in accordance with the provisions of the Plan and shall be final and binding for all purposes of the Plan and this Agreement.

          11.  Disqualifying Dispositions.
               ---------------------------

          If the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any Share or Shares issued to the Optionee pursuant to his exercise of the ISO within the two-year period commencing on the day after the Grant Date or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall within ten (10) days after such disposition, notify the Company thereof, by delivery of a written notice to the Secretary of the Company and immediately deliver to the Company the amount of all applicable withholding taxes under federal, state or local law.

          12.  Optionee Bound by the Plan.
               ---------------------------

          The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

          13.  Modification of Agreement.
               --------------------------

          This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

          14.  Severability.
               -------------

          Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

          15.  Governing Law.
               --------------

          The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

          16.  Successors in Interest.
               -----------------------

          This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This
Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company tinder this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

          17.  Resolution of Disputes.
               -----------------------

          Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the committee administering the Plan. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.


                    SAFECARD SERVICES, INCORPORATED


                    By:  PAUL G. KAHN
                       ------------------------------
                         Paul G. Kahn
                         Chief Executive Officer




                         FRANCIS J. MARINO
                       _______________________________
                         Francis J. Marino
                         Optionee